1 FEE AMENDMENT This Fee Amendment (this “Amendment”) is made and entered into as of the date last signed below (the “Amendment Effective Date”) by and between BitGo Bank & Trust, National Association, and VanEck BNB ETF (the “Client”) (each, a “Party” and collectively, the “Parties”). WHEREAS, the Parties have previously entered into a Custodial Services Agreement dated as of 5th of August, 2026 (as amended or otherwise modified from time to time; the “Agreement”), WHEREAS, the Parties now wish to modify and amend certain provisions of the Agreement; NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows: 1. Amendment of the Agreement. The Staking Reward Fee set forth in Schedule A of the Agreement is hereby amended and restated in its entirety as set forth in Schedule A of this Amendment. 2. Representations. Each Party represents that all representations made by it in the Agreement are true and accurate as of the Amendment Effective Date. 3. Restatement; Other Amendments. This Amendment, together with the Agreement, and any exhibits thereto shall be read and interpreted together as one agreement; provided however, in the event of a conflict or inconsistency between the terms of any Agreement and this Amendment, this Amendment will govern. The remainder of the provisions of the Agreement remain effective and unchanged. The Parties agree that this amendment shall replace and supersede all other amendments, side letters, or other agreements, with respect to the Agreement that contemplate the same subject matter. 4. Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment. 5. Governing Law. This Amendment shall be governed by and construed in accordance with the governing law provisions of the Agreement. [Signature page follows]

Signature Page to Fee Amendment 2 IN WITNESS WHEREOF, this Parties have duly executed this Amendment and indicated their mutual intent to be bound hereby with the signatures of their respective authorized representatives below: BitGo Bank & Trust, National Association VanEck Digital Assets, LLC, on behalf of VanEck BNB ETF By: ______________________________ By: ___________________________ Name: ____________________________ Name: _________________________ Date: _____________________________ Date: __________________________ Title: _____________________________ Title: __________________________ Vice President Matthew Babinsky 24 September 2026 | 7:57 AM PDT President 25 September 2026 | 5:08 AM PDT Jody Mettler

3 SCHEDULE A TO FEE AMENDMENT Staking Assets Validator Fee BNB FIGMENT 4%

(v1.26 Non-Bento) Certain information has been excluded from this Exhibit 10.1 because it is immaterial and would likely cause competitive harm to the parties if publicly disclosed. BITGO CUSTODIAL SERVICES AGREEMENT This BitGo Custodial Services Agreement (this “Agreement”) is made as of the Effective Date by and between each entity listed on Schedule B (severally and not jointly, each a “Client”) and the Custodian. This Agreement governs Client’s use of the Services (as defined below) provided or made available by Custodian to Client. Definitions. Capitalized terms not defined elsewhere in this Agreement shall have the meaning set forth below: a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. “Control” means the direct or indirect ownership of more than 50% of the voting securities or voting interests of a Person, or the possession of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of equity interests, or by contract. A Person will be deemed an Affiliate only for so long as such control exists. b) “Agreement” means this BitGo Custodial Services Agreement, as it may be amended from time to time, and includes all schedules and exhibits to this BitGo Custodial Services Agreement, as they may be amended from time to time. c) “Applicable Law” means any applicable statute, rule, regulation, regulatory guideline, order, law, ordinance, or code; the common law and laws of equity; any binding court order, judgment, or decree; any applicable industry code, rule, guideline, policy, or standard enforceable by law (including as a result of participation in a self-regulatory organization); and any official interpretations of any of the foregoing. d) “Assets” means, as applicable, Digital Assets and/or Fiat Currency. e) “Authorized Persons” means any person authorized by Client to give instructions to the Custodian or perform other operations through the UI on behalf of Client (e.g., viewer, admin, enterprise owner, viewer with additional video rights, etc.), as designated by Client in writing (including via the UI) and authenticated in accordance with mutually agreed security procedures described within this Agreement. f) “Bank” means either (a) a U.S. banking institution insured by the Federal Deposit Insurance Corporation (FDIC) or (b) an organization that is organized under the laws of a foreign country, or a territory of the United States that is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or the country in which its principal banking operations are located. g) “Client Security Codes” means IDs, credentials, passwords, login information, hints, personal identification numbers, non-custodial wallet keys (other than Client Keys), yubikeys, 2-factor authentication devices or backups, or any other codes that Client uses to access the Services. h) “Company Site” means https://www.bitgo.com/.

i) “Custodian” means BitGo Bank & Trust, National Association, a national banking association chartered under the laws of the United States and authorized by the Office of the Comptroller of the Currency to exercise custodial powers, acting as custodian of Client’s Assets on Client’s behalf. j) “Digital Assets” means those Supported Digital Assets (as defined below) expressly supported by Custodian and transacted by Client for custody under this Agreement and any rights to acquire or receive the foregoing. For clarity, Digital Assets do not include traditional book-entry securities or deposit account balances that are not recorded or transferred using distributed ledger technology, except to the extent such instruments are tokenized and recorded as described above. k) “Effective Date” means the last signature below unless otherwise specified in this Agreement. l) “Fee Schedule” means the description of fees set forth in Schedule A to this Agreement. m) “Fiat Currency” means certain supported fiat currencies, such as U.S. Dollars. n) “Instructions” means instructions given by Client or Client’s Authorized Persons in accordance with the agreed security procedures. o) “Losses” means, collectively, liabilities, damages, losses, costs, and expenses, including reasonable attorneys’ fees and costs. p) “Person” means any natural person, corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture, governmental authority or agency, or any other legal or commercial entity or body. q) “Representatives” means, collectively, officers, directors, employees, and agents. r) “Services” means, collectively, all the services that Client receives from Custodian and its Affiliates, including, Custodial Services, Wallet Services, and Settlement Services, as applicable. s) “UI” means the web user interface available to Client through the Company Site that allows Client to access certain Services. 1. SERVICES. 1.1. Authorization. Client authorizes, approves, and directs Custodian to establish and maintain one or more segregated custody accounts, controlled and secured by the Custodian, on its books (each a “Custodial Account”), pursuant to the terms of this Agreement, for the receipt, safekeeping, and maintenance of Client’s Assets (“Custodial Services”). 1.2. Custody Transactions. The Custodial Services allow Client to deposit Assets to Client’s Custodial Account and to withdraw Assets from Client’s Custodial Account to an external location, in each case, pursuant to Instructions provided through the UI (each of such transactions is a “Custody Transaction”) and consistent with the provisions set forth in Section 2. Custodian reserves the right to refuse, acting in good faith and in a commercially reasonable manner, to process or to cancel any pending Custody Transaction: (a) as required by Applicable Law; (b) to enforce pre-disclosed or mutually agreed transaction thresholds and conditions; or (c) if Custodian reasonably believes that the Custody Transaction may violate or facilitate the violation of any Applicable Law. Custodian cannot reverse a Custody Transaction which has been broadcast to a Digital Asset network. To the extent permitted by Applicable Law, Custodian shall promptly notify the Client of the reasons for any such withholding, delay, or refusal and shall perform its obligations under this Section in accordance with the standard of care set forth in Section 5.2. 1.3. Third-Party Payments. The Services are not intended to facilitate third-party payments of any kind. As such, Custodian has no control over, or liability for, the delivery, quality, safety, legality, or any other aspect of any goods or services that Client may purchase from a third party (including other users of Services) using Assets in Client’s Custodial Account.

1.4. Clearing and Settlement Services. Custodian may offer clearing and settlement services (the “Settlement Services”) that facilitate the settlement of transactions of supported Assets between Client and Client’s trade counterparty that also has a Custodial Account with Custodian (“Settlement Partner”) pursuant to the operational terms set forth in Section 2.10. 1.5. Wallet Software and Non-Custodial Wallet Service. (a) Custodian also provides Client with the option to create non-custodial wallets that support certain Digital Assets (“Wallet Services”). Wallet Services are provided by BitGo, Inc., an Affiliate of Custodian. Wallet Services provide access to wallets where BitGo, Inc. holds a minority of the keys, and Client is responsible for holding a majority of the keys (“Client Keys”). (b) The Wallet Services do not send or receive Digital Assets or Fiat Currency. The Wallet Services enable Client to interface with virtual currency networks to view and transmit information about a public cryptographic key commonly referred to as a blockchain address. As further set forth in Section 3.4, Client assumes all responsibility and liability for securing the Client Keys and assumes all responsibility and liability for creation, storage, and maintenance of any backup keys associated with accounts created using the Wallet Services, except to the extent any Loss results from Custodian’s or its Affiliate’s failure to comply with agreed security procedures as described within this Agreement. (c) Client’s use of the Wallet Services and BitGo, Inc.’s application programming interfaces (“APIs”) and software development kits (“SDK”) are subject to the terms available at https://www.bitgo.com/legal/services-agreement/ and https://www.bitgo.com/legal/bitgo-terms-of-use/ as may be amended from time to time upon notice to the Client, if amendments are of a material nature (the “Online Terms”). In the event of a conflict between the Online Terms and the terms of this Agreement, the terms of this Agreement shall control. 1.6. API Access and Developer Application. (a) Services, APIs, and SDKs can be accessed through the Company Site. Client may elect to use the APIs either directly or indirectly within an independently developed application controlled by Client (“Developer Application”) pursuant to the terms set forth in this Section 1.6. (b) Services provided through the APIs, either alone or with a Developer Application are subject to usage limits and the terms and conditions set forth on the Online Terms. In the event of a conflict between the Online Terms and the terms of this Agreement, the terms of this Agreement shall control. If Client exceeds a usage limit, Custodian may provide assistance to seek to reduce Client’s usage so that it conforms to the applicable usage limit. If Client is unable or unwilling to abide by the usage limits, Client may elect to reduce usage or negotiate revised pricing before incurring additional charges, subject to the terms of this Agreement. (c) Subject to Custodian’s acceptance of Client as a developer, and subject to Client’s performance of its obligations under this Agreement and any other executed agreements with Custodian’s Affiliates, Custodian, on behalf of itself and its Affiliates, grants Client a non-assignable, non-transferrable, revocable, personal, and non-exclusive license under applicable intellectual property rights to use and reproduce the SDK for use with the Developer Application. Client agrees that all end customers of any Developer Application will be subject to the same use restrictions that bind Client under this Agreement including the restrictions set forth in Section 3.4. Except to the extent arising from Custodian’s failure to meet the standard of care set forth in Section 5.2, Client is responsible and has liability for end customers that access or use the Services via the Developer Application and all acts or omissions taken by such end customers will be deemed to have been taken (or not taken) by Client. Client is responsible for the accuracy, quality, and legality of the Developer Application’s content and user data. Client will comply with, and ensure that Client’s Developer Application and its end customers comply with, all Applicable Law.

1.7. Fees. Fees and payment terms associated with the Services are set forth in the Fee Schedule. Notwithstanding the foregoing, Custodian reserves the right to revise its Fee Schedule at any time following the Initial Term, provided that Custodian will provide Client with at least ninety (90) days’ prior written notice of any such revisions. During this ninety (90)-day period, Client may terminate this Agreement and cease to use the Services without incurring any additional charge. 1.8. Taxes. Client is solely responsible for any taxes applicable to any Custody Transactions, and for withholding, collecting, reporting, or remitting the correct amount of taxes to the appropriate tax authorities. Client’s Custody Transactions’ history is available by accessing Client’s Custodial Account through the UI or by contacting Custodian directly. If Custodian or an Affiliate of Custodian has a legal obligation to pay or collect taxes for which Client is responsible, Client will be invoiced for the relevant amount, including any penalties, fines, or interest thereon, to the extent such amounts arise from Client’s actions and are not attributable to Custodian’s failure to comply with Applicable Law, and Client will pay that amount promptly upon the receipt of the applicable invoice(s) unless Client provides the Custodian or relevant Affiliate of Custodian with a valid tax exemption certificate authorized by the appropriate taxing authority. 1.9. Acknowledgement of Risks. (a) General Risks; No Investment, Tax, or Legal Advice; No Brokerage. CLIENT ACKNOWLEDGES THAT CUSTODIAN DOES NOT PROVIDE INVESTMENT, TAX, OR LEGAL ADVICE, NOR DOES CUSTODIAN BROKER TRANSACTIONS ON CLIENT’S BEHALF. CLIENT ACKNOWLEDGES THAT CUSTODIAN HAS NOT PROVIDED AND WILL NOT PROVIDE ANY ADVICE, GUIDANCE, OR RECOMMENDATIONS TO CLIENT WITH REGARD TO THE SUITABILITY OR VALUE OF ANY ASSETS, AND THAT CUSTODIAN HAS NO LIABILITY REGARDING ANY SELECTION OF A DIGITAL ASSET OR OTHERWISE THAT IS HELD BY CLIENT THROUGH THE CUSTODIAL SERVICES OR OTHER SERVICES. ALL CUSTODY TRANSACTIONS ARE EXECUTED BASED ON INSTRUCTIONS, AND CLIENT IS SOLELY RESPONSIBLE FOR DETERMINING WHETHER ANY INVESTMENT, INVESTMENT STRATEGY, OR RELATED TRANSACTION INVOLVING CLIENT’S ASSETS IS APPROPRIATE FOR CLIENT BASED ON CLIENT’S INVESTMENT OBJECTIVES, FINANCIAL CIRCUMSTANCES, AND RISK TOLERANCE. CLIENT SHOULD SEEK LEGAL AND PROFESSIONAL TAX ADVICE REGARDING ANY TRANSACTION. (b) Material Risk in Investing in Digital Currencies. CLIENT ACKNOWLEDGES THAT: (i) DIGITAL ASSETS ARE NOT LEGAL TENDER, ARE NOT BACKED BY THE U.S. GOVERNMENT, AND ACCOUNTS AND VALUE BALANCES ARE NOT SUBJECT TO FEDERAL DEPOSIT INSURANCE CORPORATION OR SECURITIES INVESTOR PROTECTIONS; (ii) LEGISLATIVE AND REGULATORY CHANGES OR ACTIONS AT THE STATE, FEDERAL, OR INTERNATIONAL LEVEL MAY ADVERSELY AFFECT THE USE, TRANSFER, EXCHANGE, AND VALUE OF DIGITAL ASSETS; (iii) TRANSACTIONS INVOLVING DIGITAL ASSETS MAY BE IRREVERSIBLE, AND, ACCORDINGLY, LOSSES DUE TO FRAUDULENT OR ACCIDENTAL TRANSACTIONS MAY NOT BE RECOVERABLE; (iv) SOME DIGITAL ASSETS TRANSACTIONS SHALL BE DEEMED TO BE MADE WHEN RECORDED ON A PUBLIC LEDGER, WHICH IS NOT NECESSARILY THE DATE OR TIME THAT CLIENT INITIATES THE TRANSACTION; (v) THE VALUE OF DIGITAL ASSETS MAY BE DERIVED FROM THE CONTINUED WILLINGNESS OF MARKET PARTICIPANTS TO EXCHANGE FIAT CURRENCY FOR DIGITAL ASSETS, WHICH MAY RESULT IN THE POTENTIAL FOR PERMANENT AND TOTAL LOSS OF VALUE OF A PARTICULAR DIGITAL ASSET SHOULD THE MARKET FOR THAT DIGITAL ASSET DISAPPEAR; (vi) THERE IS NO ASSURANCE THAT A PERSON WHO ACCEPTS DIGITAL ASSETS AS PAYMENT TODAY WILL CONTINUE TO DO SO IN THE FUTURE; (vii) THE VOLATILITY AND UNPREDICTABILITY OF THE PRICE OF DIGITAL ASSETS RELATIVE TO FIAT CURRENCY MAY RESULT IN SIGNIFICANT LOSS OVER A SHORT PERIOD OF TIME; (viii) THE NATURE OF DIGITAL ASSETS MAY LEAD TO AN INCREASED RISK OF FRAUD OR CYBER ATTACK; (ix) THE NATURE OF DIGITAL ASSETS MEANS THAT ANY

TECHNOLOGICAL DIFFICULTIES EXPERIENCED BY CUSTODIAN MAY PREVENT THE ACCESS OR USE OF A CLIENT’S OR CLIENT’S CUSTOMERS’ DIGITAL ASSETS; AND (x) ANY CUSTODIAL ACCOUNT MAINTAINED BY CUSTODIAN FOR THE BENEFIT OF CLIENT (E.G., A BOND OR TRUST ACCOUNT) MAY NOT BE SUFFICIENT TO COVER ALL LOSSES INCURRED BY CLIENT OR CLIENT’S CUSTOMERS. (c) Additional Client Acknowledgment. CLIENT ACKNOWLEDGES THAT USING DIGITAL ASSETS AND ANY RELATED NETWORKS AND PROTOCOLS INVOLVES SERIOUS RISKS. CLIENT AGREES THAT IT HAS READ AND ACCEPTS THE RISKS LISTED IN THIS SECTION 1.9, WHICH IS NON-EXHAUSTIVE AND WHICH MAY NOT CAPTURE ALL RISKS ASSOCIATED WITH CLIENT’S ACTIVITY. IT IS CLIENT’S DUTY TO LEARN ABOUT ALL THE RISKS INVOLVED WITH DIGITAL ASSETS AND ANY RELATED PROTOCOLS AND NETWORKS. CUSTODIAN MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE VALUE OF DIGITAL ASSETS OR THE SECURITY OR PERFORMANCE OF ANY RELATED NETWORK OR PROTOCOL. 1.10. Title to Assets; No Transfer of Ownership. Client retains and will at all times retain all right, title, and interest (including beneficial ownership) in and to the Assets held in any Account for Client’s benefit, regardless of where such Assets are held, recorded, processed, or settled (including in any Account or in transit between Accounts). Except as expressly set forth in this Agreement (including with respect to fees, setoff, and authorized transactions), nothing in this Agreement transfers to Custodian any ownership interest in Client’s Assets. Custodian will not lend, pledge, rehypothecate, or otherwise encumber Client’s Assets except as expressly authorized by Client’s Instructions or as required by Applicable Law. 2. OPERATIONAL TERMS 2.1. General. The Digital Assets stored in Client’s Custodial Account are segregated from both (a) the property of Custodian, and (b) the Assets of other customers of Custodian, except for Digital Assets specifically moved into shared accounts by Client. Fiat Currency stored on Client’s behalf is stored by Custodian in accordance with Section 2.4. 2.2 Registration; Authorized Persons. (a) To create a Custodial Account and use the Services, Client must provide Custodian with all information requested. Based on the information provided (or not provided), Custodian may, in its sole discretion, refuse to allow Client to establish a Custodial Account, limit the number of Custodial Accounts, or decide to subsequently terminate a Custodial Account. (b) Client will maintain an updated and current list of Authorized Persons at all times on the UI and will immediately notify Custodian of any changes to the list of Authorized Persons by updating the list on the UI. Client shall make available all necessary documentation and identification information, as reasonably requested by Custodian to confirm: (i) the identity of each Authorized Person; (ii) that each Authorized Person is eligible to be deemed an “Authorized Person” as defined in this Agreement; and (iii) the person requesting the changes in the list of Authorized Persons has valid authority to request changes on behalf of Client. 2.3 Instructions. (a) Custodian acts upon Instructions that are received and verified by Custodian in accordance with its procedures and this Agreement. (b) Instructions will be required for any action requested of Custodian. Instructions shall continue in full force and effect until canceled (if possible) or executed. (c) Custodian shall be entitled to rely upon any Instructions received and authenticated in accordance with agreed security procedures pursuant to this Agreement.

(d) Custodian may assume that any Instructions received hereunder, if applicable, are not in any way inconsistent with the provisions of organizational documents of Client or of any vote, resolution, or proper authorization, and that Client is authorized to take the actions specified in the Instructions; provided that such Instructions have been authenticated in accordance with agreed security procedures. (e) Client shall verify all information submitted in Instructions to Custodian. Custodian shall have no duty to inquire into or investigate the validity, accuracy, or content of any Instructions. (f) If any Instructions are ambiguous, incomplete, or conflicting, Custodian may refuse to execute such Instructions until any ambiguity, incompleteness, or conflict has been resolved. Custodian may refuse to execute Instructions if, in its sole opinion, such Instructions are outside the scope of its duties under this Agreement or are contrary to any Applicable Law. (g) Client is responsible for any Losses resulting from inaccurate Instructions (e.g., if Client provides the wrong destination address for executing a withdrawal transaction). Custodian does not guarantee the identity of any user, receiver, requestee, or other party to a Custody Transaction. Custodian shall have no liability whatsoever for failure to perform pursuant to such Instructions except to the extent resulting from Custodian’s failure to exercise reasonable care, breach of this Agreement, or failure to follow Client Instructions or agreed security procedures. 2.4 Fiat Currency. (a) As part of Custodial Services, Client may use Custodian to hold Fiat Currency in a Custodial Account for Client’s benefit. Custodian will custody Fiat Currency in one or more of the following “Customer Omnibus Accounts”, as determined by Custodian: (i) deposit accounts established by Custodian at a Bank; (ii) money market accounts or money market funds established by Custodian at a Bank; or (iii) such other accounts as may be agreed between Client and Custodian in writing from time to time. (b) Each Customer Omnibus Account shall be titled in the name of Custodian or in the name of Custodian for the benefit of its customers, in either case under the control of Custodian. Each Customer Omnibus Account shall be maintained separately and apart from Custodian’s business, operating, and reserve accounts. Each Customer Omnibus Account constitutes a banking relationship between Custodian and the relevant Bank and shall not constitute a custodial relationship between Client and Bank. Custodian shall maintain records sufficient to identify Client’s beneficial ownership at all times. (c) Custodian may hold some or any portion of Fiat Currency in accounts that may or may not receive interest or other earnings. Client agrees that the amount of any such interest or earnings attributable to such Fiat Currency in Customer Omnibus Accounts shall be retained by Custodian as additional consideration for its Services, and nothing in this Agreement entitles Client to any portion of such interest or earnings. In addition, Custodian may receive earnings or compensation for a Customer Omnibus Account in the form of services provided at a reduced rate or similar compensation. Any such compensation shall be retained by Custodian, Client is not entitled to any portion of such compensation, and no portion of any such compensation shall be paid to or for Client. Client’s rights in the Customer Omnibus Accounts are limited to the specific amount of Fiat Currency Custodian custodies on Client’s behalf, as may be limited under this Agreement and by Applicable Law. (d) Client agrees and understands that wire deposit settlement times and wire withdrawal transfer times are subject to factors outside of Custodian’s control, including processes and operations related to Client’s account at a depository institution and Custodian’s bank account. 2.5 Digital Asset Deposits and Withdrawals. (a) Prior to initiating a deposit of Digital Assets to Custodian, Client must confirm that the specific Digital Asset is found in the then-current list available at https://www.bitgo.com/resources/coins, as may be amended from time to time in Custodian’s sole discretion (the “Supported Digital Assets List”). By initiating a deposit of Digital Assets to a Custodial Account, Client attests that Client has confirmed that the Digital Asset being transferred is listed in the Supported Digital Assets List. (b) Client must initiate any withdrawal request through Client’s Custodial Account to a Client wallet address. Custodian will process withdrawal requests with or without video verification, such decision to be based on a set of criteria (which may or may not be linked to a dollar value and may or may not be tied to a single transaction or aggregated in a series of transactions during a predetermined amount of time) set by Client on the UI. The time of such a request shall be considered the time of transmission of such notice from Client’s Custodial Account. Notwithstanding the foregoing, Custodian reserves the right to request video verification for any transaction or series of transactions for any reason in its sole discretion. The initiation of a twenty-four (24)-hour time period in Section 2.6 to process the withdrawal request shall be considered at the time at which Client completes any required video verification. (c) As further set forth in Section 3.4, Client must manage and keep secure any and all information or devices associated with deposit and withdrawal procedures, including Client Security Codes. Custodian reserves the right to charge for pass through network fees (e.g., miner fees) to process a Custody Transaction involving Digital Assets on Client’s behalf. Custodian will notify Client of the estimated network fee at or before the time Client authorizes such Custodial Transaction. 2.6 Digital Asset Access Time. (a) Custodian shall promptly, and in any event within twenty-four (24) hours (excluding weekends and US federal holidays) between any request to withdraw Digital Assets from Client’s Custodial Account and submission of such withdrawal to the applicable Digital Asset network in accordance with Client’s Instructions and agreed security procedures, subject to the terms herein. (b) Custodian reserves the right to take additional time beyond the twenty-four (24)-hour period only where reasonably necessary to verify security processes for transactions reasonably suspected to be unauthorized or in violation of Applicable Law. Any such processes will be executed in good faith and in a commercially reasonable manner in accordance with Custodian documented policies, which may change from time to time at the sole discretion of Custodian. Custodian shall promptly notify Client of any such delay and use commercially reasonable efforts to complete such processing as soon as practicable. (c) Except as otherwise provided herein, Custodian makes no representations or warranties with respect to the availability or accessibility of the Digital Assets; provided that Custodian shall maintain systems and controls reasonably designed to ensure continuous access consistent with industry standards for custodial services providers. Custodian will make reasonable efforts to ensure that Client initiated deposits are processed in a timely manner, but Custodian makes no representations or warranties regarding the amount of time needed to complete processing of deposits, to the extent dependent upon factors outside of Custodian’s control. 2.7 Supported Digital Assets. The Services are provided exclusively for Digital Assets specified in the Supported Digital Assets List, as may be updated by Custodian in its sole discretion from time to time. Custodian will use commercially reasonable efforts to provide Client with at least thirty (30) days’ prior written notice before ceasing to support a Digital Asset in Client’s Custodial Account, unless Custodian is required to cease such support sooner to comply with Applicable Law or in the event such support creates an urgent security or operational risk in Custodian’s reasonable discretion (in which event Custodian will provide as much notice as is practicable under the circumstances). Under no circumstances should Client attempt to use the Services to deposit or store any Digital Assets that are not listed in the Supported Digital Assets List. Depositing, or attempting to deposit, Digital Assets that are not listed in the Supported Digital Assets List will result in such Digital Asset being irretrievable by Client and Custodian. Custodian assumes no obligation or liability whatsoever regarding any attempt to use the Services for Digital Assets that are not listed in the Supported Digital Assets List. In the event that notice is given that any such Digital Asset will cease to be supported, for the period of time between the notice being given and ceasing to support a

Digital Asset, Custodian shall not unreasonably restrict Client from promptly withdrawing or transferring such Digital Asset to a destination wallet designated by Client and shall not unnecessarily render such Digital Asset irretrievable. 2.8 Operation of Digital Asset Protocols. (a) Client acknowledges that only certain blockchains are supported by Custodian. Any attempt by Client to use the Services to transact with unsupported blockchain and protocols may result in loss of Client’s Assets. Custodian shall have no responsibility or liability with respect to any such losses, damages, or claims arising from or related to such attempted transactions. (b) Custodian does not own or control the underlying software protocols that govern the operation of Digital Assets on the Supported Digital Assets List. By using the Custodial Services, Client acknowledges and agrees that (i) Custodian is not responsible for operation of the underlying protocols and that Custodian makes no guarantee of their functionality, security, or availability; and (ii) the underlying protocols are subject to sudden changes in operating rules (a.k.a. “forks”); and (iii) that such forks may materially affect the value, function, or even the name of the Digital Assets that Client stores in Client’s Custodial Account. In the event of a fork, Client agrees that Custodian may temporarily suspend Custodian operations with respect to the affected Digital Assets (with or without advance notice to Client) and that Custodian may, in its sole discretion, decide whether or not to support (or cease supporting) either branch of the forked protocol entirely. Custodian assumes absolutely no liability whatsoever in respect of an unsupported branch of a forked protocol or its determination whether or not to support a forked protocol, except as provided herein. In the event Custodian determines not to support a branch of a forked protocol, Custodian shall use commercially reasonable efforts to enable Client to withdraw or transfer the relevant Digital Assets (including any assets resulting from such fork) to a destination designated by Client, and shall not render such assets irretrievable, subject to the terms of this Agreement. (c) Client agrees that all “airdrops” (free distributions of certain Digital Assets) and forks will be handled by Custodian pursuant to its fork policy (the “Fork Policy”) (currently available at www.bitgo.com/resources/bitgo-fork-policy). Client acknowledges that Custodian is under no obligation to support any airdrops, side chains, forks, or other derivative, enhanced protocol, token, or coins which interact with a Digital Asset supported by Custodian (collectively, “Advanced Protocols”) or handle such Advanced Protocols in any manner, except as detailed above and in the Fork Policy or as provided herein. Custodian, at its sole discretion, may update the Fork Policy from time to time or the URL at which it is available, and Client agrees that Client is responsible for reviewing any such updates. Custodian is under no obligation to provide notification to Client of any modification to the Fork Policy. Client shall not use its Custodial Account to attempt to receive, request, send, store, or engage in any other type of transaction involving an Advanced Protocol. Custodian assumes absolutely no liability whatsoever in respect to Advanced Protocols. 2.9 Account Statements. (a) Custodian will provide Client with an electronic account statement every calendar quarter. Each statement will be provided via the UI and notice of its posting will be sent via electronic mail. (b) Client will have forty-five (45) days to file any written objections or exceptions with Custodian after the posting of a Custodial Account statement online. If Client does not file any objections or exceptions within the forty-five (45)-day period, this shall indicate Client’s approval of the statement and will preclude Client from making future objections or exceptions regarding the information contained in the statement except in cases of fraud, manifest error, or newly discovered information. Subject to the provisions herein, such approval by Client shall be full acquittal and discharge of Custodian regarding the transactions and information on such statement. (c) To value Digital Assets held in Client’s Custodial Account, the Custodian will electronically obtain USD equivalent prices from digital asset market data with amounts rounded up to the seventh decimal place to the right. Custodian does not guarantee the accuracy or timeliness of prices received and the prices are not to be relied upon for any decisions for Client’s Custodial Account. 2.10 Settlement. (a) Client acknowledges that the Settlement Service is an API product complemented by an UI. Clients may utilize the Settlement Services by way of settlement of one-sided requests with counterparty affirmation or one-sided requests with instant settlement; and two-sided requests with reconciliation. Client understands that Assets available for use within the Settlement Services may not include all of Client’s Assets held under custody. For the avoidance of doubt, use of the UI is subject to the Online Terms. (b) The Settlement Services allow Client to submit, through the UI, a request to settle a purchase or sale of Assets with a Settlement Partner. Client authorizes Custodian to accept Client’s cryptographic signature submitted through the UI. When a cryptographic signature is received through the UI along with the settlement transaction details, Client is authorizing Custodian to act on the Instruction to settle such transaction. i. A one-sided request with counterparty affirmation requires Client to submit a request, including its own cryptographic signature on the trade details, via UI calls. Custodian will notify the Settlement Partner and lock funds of both parties while waiting for the Settlement Partner to affirm the request. Custodian will settle the trade immediately upon affirmation and the locked funds will be released. ii. A one-sided request with instant settlement requires one side of the trade to submit a request, including cryptographic signatures of both parties to the trade via UI calls. Custodian will settle the trade immediately. iii. A two-sided request with reconciliation requires that both Client and Settlement Partner submit requests via UI calls, with each party providing their own cryptographic signatures. Custodian will reconcile the trades and settle immediately upon successful reconciliation. iv. In any one-sided or two-sided request, the Settlement Partner must be identified and selected by Client prior to submitting a settlement request. Client may submit a balance inquiry through the UI to verify that Settlement Partner has a sufficient balance of Assets to be transacted before the parties execute a transaction. This balance inquiry function is to be used only for the purpose of executing a trade transaction to ensure the Settlement Partner has sufficient Assets to settle the transaction. Client expressly authorizes and consents to Custodian providing access to such information to Client’s Settlement Partner in order to facilitate the settlement. v. Client and Settlement Partner’s Custodial Accounts must have sufficient Assets prior to initiating any settlement request. The full amount of Assets required to fulfill a transaction are locked until such Instruction has been completed. All Instructions are binding on Client and Client’s Custodial Account. Custodian does not guarantee that any settlement will be completed by any Settlement Partner. Client may not be able to withdraw an Instruction in the form of an offer (or withdraw its Instruction to accept an offer) prior to completion of a settlement and Custodian shall not be liable for the completion of any Instruction after a cancellation request has been submitted. vi. Client shall ensure that only an appropriate Authorized Person of its Custodial Account has access to the Client Security Codes. vii. Client is solely responsible for any decision to enter into a settlement by way of the Settlement Services, including the evaluation of any and all risks related to any such transaction and has not relied on any statement or other representation of Custodian. Custodian is a facilitator and not a counterparty to any settlement; and, as a facilitator, Custodian bears no liability with respect to any transaction and does not assume any clearing risk.

viii. Any notifications that Client may receive regarding the Settlement Services are Client’s responsibility to review in a timely manner. (c) Upon execution of the settlement, the UI provides Client a summary of the terms of the transaction, including: the type of Digital Asset purchased or sold; the delivery time; and the purchase or sale price. Settlement of a transaction is completed in an off-chain trading sub-account known as the “GoAccount” by way of offsetting journal transactions within Custodian’s off-chain settlement system. On-chain synchronization occurs at the time the withdrawal from Client’s trading account takes place (other than through a subsequent Settlement Services transaction). (d) Custodian reserves the right to refuse to settle any transaction, or any portion of any transaction, for any reason, at its sole discretion. Custodian bears no responsibility if an Instruction was placed or was active during any time the Settlement Services system is unavailable or encounters an error; or, if any such Instruction triggers certain regulatory controls. (e) Custodian may charge additional fees for the Settlement Services furnished to Client as may be agreed upon by the parties. (f) Clearing and settlement transactions are subject to Applicable Laws. (g) Custodian shall implement controls to mitigate settlement failures and operational errors. 2.11 Dormant Custodial Accounts; Unclaimed Property. If any Custodial Account becomes inactive or dormant for the period of time specified under Applicable Law, Client acknowledges and agrees that Custodian may be required to report and remit any remaining Assets in such Custodial Account to the appropriate governmental authority in accordance with Applicable Law relating to unclaimed property or escheatment. Custodian will provide Client with any notice required by Applicable Law prior to such remittance. Client understands that Applicable Law may require, or permit, Custodian to convert or liquidate Digital Assets into Fiat Currency and remit the resulting proceeds to the applicable governmental authority. Custodian will determine the timing and manner of any such conversion or liquidation in a commercially reasonable manner and, where practicable, in consultation with Client, consistent with its legal obligations, and may charge any applicable fees, network cost, and other charges to the Custodial Account or the liquidation proceeds. To the maximum extent permitted by Applicable Law, Client agrees that Custodian has no responsibility or liability for any Losses, unrealized gains, opportunity costs, taxes, withholdings, fees, or other consequences arising from or related to: (a) the conversion or liquidation of Digital Assets, (b) the remittance or delivery of Assets or proceeds to a governmental authority, or (c) Custodian’s compliance with any Applicable Law relating to unclaimed property, escheatment, or similar obligations. After remittance, Client’s recourse, if any, is solely against the applicable governmental authority. 2.12 Financial Asset Election. The parties agree that all property credited to the Client’s Custodial Account(s) will be treated as “financial assets” under Article 8 of the UCC, the Custodian will be acting as “securities intermediary” in maintaining the Custodial Accounts within meaning of Article 8 of the UCC and the Hague Securities Convention, and the Custodial Accounts will constitute “securities accounts” within the meaning of Article 8 of the UCC and the Hague Securities Convention with respect to all property credited thereto. The State of New York is the “securities intermediary’s jurisdiction” for purposes of the UCC, and the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention. “UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time. “Hague Securities Convention” means the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5, 2006, 17 U.S.T. 401, 46 I.L.M. 649 (entered into force April 1, 2017). 3. USE OF SERVICES.

3.1 Company Site and Content. Custodian grants Client a limited, nonexclusive, non-transferable, revocable, royalty-free license, subject to the terms of this Agreement, to access and use the Company Site and related content, materials, and information (collectively, the “Content”) solely for using the Services in accordance with this Agreement. Any other use of the Company Site or Content is expressly prohibited and all other right, title, and interest in the Company Site or Content is exclusively the property of Custodian, its Affiliates and its licensors. Client shall not copy, transmit, distribute, sell, license, reverse engineer, modify, publish, or participate in the transfer or sale of, create derivative works from, or in any other way exploit the Company Site or any of the Content, in whole or in part without Custodian’s or its Affiliates’ prior written consent. “www.bitgo.com,” “BitGo,” “BitGo Custody,” and all logos related to the Services or displayed on the Company Site are either trademarks or registered marks of Custodian, its Affiliates or its licensors. Client may not copy, imitate, or use them without Custodian’s prior written consent in each instance. 3.2 Website Accuracy. Although Custodian intends to provide accurate and timely information on the Company Site, the Company Site (including the Content, but excluding any portions thereof that are explicitly described in this Agreement) may not always be entirely accurate, complete, or current and may also include technical inaccuracies or typographical errors. In an effort to continue to provide Client with as complete and accurate information as possible, such information may be changed or updated from time to time without notice, including information regarding Custodian policies, products and services. Accordingly, Client should verify all information before relying on it, and all decisions based on information contained on the Company Site are Client’s sole responsibility and Custodian shall have no liability for such decisions. Links to third-party materials (including websites) may be provided as a convenience but are not controlled by Custodian. Custodian is not responsible for any aspect of the information, content, or services contained in any third-party materials or on any third-party sites accessible from or linked to the Company Site. 3.3 Prohibited Use. Custodian may monitor use of the Services and the resulting information may be used, reviewed, retained, and disclosed by Custodian in aggregated and non-identifiable forms for its legitimate business purposes or in accordance with Applicable Law. Client will not, directly or indirectly: (a) use the Services to upload, store or transmit any content that is infringing, libelous, unlawful, tortious, violate privacy rights, or that includes any viruses, software routines, or other code designed to permit unauthorized access, disable, erase, or otherwise harm software, hardware, or data; (b) engage in any activity that interferes with, disrupts, damages, or accesses in an unauthorized manner the Services, servers, networks, data, or other properties of Custodian or of its suppliers or licensors; (c) develop, distribute, or make available a Developer Application in any way in furtherance of criminal, fraudulent, or other unlawful activity; (d) use the Services, for the benefit of anyone other than Client or end customer of any Developer Application; (e) sell, resell, license, sublicense, distribute, rent, or lease any Services, or include any Services in a services bureau or outsourcing offering; (f) circumvents a contractual usage limit; (g) obscure, remove, or destroy any copyright notices, proprietary markings or confidential legends provided with the Services; (h) use the Services to build a competitive product or service; (i) distribute a Developer Application in source code form in a manner that would disclose the source code of the Services; (j) reverse engineer, decrypt, decompile, decode, disassemble, or otherwise attempt to obtain the human readable form of the Services, to the extent such restriction is permitted by Applicable Law; or (k) engage in any of the prohibited practices set forth at https://www.bitgo.com/bitgo-prohibited-uses-and-businesses-terms/, as may be amended by Custodian from time to time in Custodian’s sole discretion, provided that Custodian shall provide Client with notice of any material amendments (collectively, the “Prohibited Practices”). 3.4 Security; Client Responsibilities. (a) Client shall maintain adequate security and control of all Client Keys and Client Security Codes. Any loss or compromise of the foregoing information or Client’s personal information may result in unauthorized access to Client’s Custodial Account by third parties and the loss or theft of Assets. Client shall keep Client’s email address and telephone number up to date in Client’s profile to receive notices, alerts, and other communications from Custodian. Custodian assumes no responsibility for any loss that Client may sustain due to compromise of Client Security Codes due to no fault of Custodian or Client’s failure to follow or act on any notices or alerts that Custodian may send to Client, subject to the terms of this Agreement, including the standard of care set forth in Section 5.2. (b) Client will ensure that all Authorized Persons are reasonably trained to safely and securely access the Services, including with respect to general security principles regarding Client Keys, Client Security Codes, and Client’s personnel. (c) Client acknowledges that granting permission to a third party or non-permissioned user to take specific actions on Client’s behalf does not relieve Client of any of Client’s responsibilities under this Agreement and may violate the terms of this Agreement. Client is fully responsible for all activities taken on Client’s Custodial Account (including acts or omissions of any third party or non-permissioned user with access to Client’s Custodial Account). Further, Client acknowledges and agrees that Client will not hold Custodian responsible for, and will indemnify, defend and hold harmless the Custodian Indemnitees (as defined below) from and against any Losses arising out of or related to any act or omission of any party using Client’s Custodial Account (including acts or omissions of any third party or non-permissioned user with access to Client’s Custodial Account); provided that such Losses did not result from, and were not contributed to by, Custodian’s failure to exercise reasonable care (including the standard of care set forth in Section 5.2), negligence, fraud, or willful misconduct. (d) Custodian shall not bear any liability whatsoever for any damage or interruptions caused by any computer viruses, spyware, scareware, Trojan horses, worms, or other malware that may affect Client’s computer or other equipment, or any phishing, spoofing, or other attack, unless such damage or interruption resulted from, or was contributed to by, Custodian’s failure to exercise reasonable care (including the standard of care set forth in Section 5.2), negligence, fraud, or willful misconduct. Client should also be aware that SMS and email services are vulnerable to spoofing and phishing attacks, and Client should use care in reviewing messages purporting to originate from Custodian. Client should always log into Client’s Custodial Account through the UI to review any Custody Transactions or required actions if Client has any uncertainty regarding the authenticity of any communication or notice. (e) In the event Client believes Client’s Custodial Account information has been compromised, Client shall immediately notify Custodian by contacting Custodian at security@bitgo.com from the email address associated with Client’s Custodial Account. Client will provide Custodian with all relevant information Custodian reasonably requests to assess the security of the Assets, Custodial Accounts and wallets. 3.5 Service Providers. Client acknowledges and agrees that the Services may be provided from time to time by, through or with the assistance of Affiliates of, or vendors to, Custodian (collectively, “Service Providers”). Custodian shall remain liable for its obligations under this Agreement in the event of any breach of this Agreement caused by such Service Provider, given that Service Provider may in certain instances indemnify Custodian for claims against Custodian. 3.6 Independent Verification. If Client is subject to Rule 206(4)-2 under the Investment Advisers Act of 1940, Custodian shall, upon written request, provide Client’s authorized independent public accountant confirmation of, or access to, information sufficient to confirm (a) Client’s Digital Assets as of the date of an examination conducted pursuant to Rule 206(4)-2(a)(4), and (b) Client’s Digital Assets are held either in a separate account under Client’s name or in accounts under Client’s name as an agent or trustee for Client’s customers. 4. TERM; TERMINATION. 4.1. Initial Term; Renewal Term. This Agreement will commence on the Effective Date and will continue for one (1) year, unless earlier terminated in accordance with the terms of this Agreement (the “Initial Term”). After the Initial Term, this Agreement will automatically renew for successive one (1)- year periods (each, a “Renewal Term”), unless either party notifies the other party of its intention not to renew at least sixty (60) days prior to the expiration of the then-current Term or upon mutual written agreement of the parties. “Term” means the Initial Term and any Renewal Terms. 4.2. Termination for Breach. Either party may terminate this Agreement if the other party breaches a material term of this Agreement and fails to cure such breach within thirty (30) calendar days following written notice thereof. 4.3. Suspension, Termination, or Cancellation by Custodian. (a) Custodian may suspend or restrict Client’s access to the Custodial Services or deactivate, terminate, or cancel Client’s Custodial Account if: i. Custodian reasonably suspects Client of using Client’s Custodial Account in connection with a Prohibited Practice; ii. Custodian is so required by Applicable Law, including a facially valid subpoena, court order, or binding order of a government authority; iii. Custodian has a reasonable, good-faith belief that there exists a risk of legal or regulatory non-compliance associated with Client’s Custodial Account activity or the provision of the Custodial Account to Client by Custodian (including any risk perceived by Custodian in the review of any materials, documents, information, statements, or related materials provided by Client after execution of this Agreement); iv. A Service Provider is unable to support Client’s use in a manner that materially impacts Custodian’s ability to provide services or otherwise operate; v. Client takes any action that Custodian deems as circumventing Custodian’s controls, including opening multiple Custodial Accounts, abusing promotions which Custodian may offer from time to time, or otherwise misrepresenting any information set forth in Client’s Custodial Account; vi. If applicable, Client fails to fund its Custodial Account to the “Minimum Custodial Account Balance” as indicated in the Fee Schedule within one hundred and eighty (180) days of Custodial Account opening. (b) If Custodian suspends or restricts Client’s access to the Services or deactivates, terminates or cancels Client’s Custodial Account for any reason, Custodian will provide Client with notice of Custodian’s actions via email unless prohibited by Applicable Law. Custodian’s decision to take certain actions, including limiting access to, suspending, or closing Client’s Custodial Account, may be based on confidential criteria that are essential to Custodian’s compliance, risk management, or security protocols. Custodian is under no obligation to disclose the details of any of its internal risk management and security procedures to Client. (c) If Custodian terminates Client’s Custodial Account, this Agreement will automatically terminate on the later of (i) the effective date of such cancellation or (ii) the date on which all of Client’s Assets have been withdrawn. 4.4. Early Termination. Client may terminate this Agreement before the end of the Term if Client: (a) provides Custodian at least thirty (30) days prior written notice of Client’s intent to exercise its termination right under this Section 4.4, (b) pays all outstanding amounts due under this Agreement through the date of termination, and (c) pays a one-time early termination fee equal to the highest monthly fees due, excluding any Onboarding Fee, for any month of Services before such notice multiplied by the number of months remaining in the applicable Initial Term or Renewal Term, including partial months (the “Early Termination Fee”); provided that the Early Termination Fee shall not apply where termination results from Custodian breach or regulatory requirement. Such termination will not be deemed effective unless and until (i) Client removes all Assets from Custodial Accounts and Wallet Services, and (ii) Custodian receives such Early Termination Fee, which Client understands and acknowledges will not be deemed a penalty, but a figure reasonably calculated to reflect remaining payment due to Custodian in return for Client’s term commitment. Client may not cancel the Services before the expiration of the then current Term, except as specified in this Agreement. 4.5. Effect of Termination. On termination of this Agreement, Client will: (a) withdraw all Assets associated with Client’s Custodial Accounts within ninety (90) days, unless such withdrawal is prohibited by Applicable Law (including applicable sanctions programs or a facially valid subpoena, court order, or binding order of a government authority); (b) pay all fees owed or accrued to Custodian through the date of Client’s withdrawal of funds, which may include any applicable Early Termination Fee; and (c) authorize Custodian to cancel or suspend any pending Custody Transactions as of the effective date of termination. The definitions set forth in this Agreement and Sections 1.9, 2.11, 2.12, 3.1, 3.2, 4.5, 6.1, 7 - 10 as well as any other provision that, in order to give proper effect to its intent, should survive such termination, will survive the termination of this Agreement. 5 CUSTODIAN OBLIGATIONS. 5.1 Insurance. Custodian will obtain or maintain insurance coverage in such types and amounts as are commercially reasonable for the Custodial Services provided hereunder. Client acknowledges that any insurance to protect the Digital Assets will apply to Custodial Services only (where all keys are held by Custodian) and not Wallet Services for non-custodial accounts (where one or more keys are held by Client or its designee). Upon Client’s reasonable written request, Custodian shall provide Client with a certificate of insurance or summary evidencing the coverage maintained in this Section. 5.2 Standard of Care. Subject to the terms of this Agreement, Custodian will exercise reasonable care, skill, and diligence in the performance of its duties under this Agreement, consistent with the standards applicable to a qualified custodian holding assets for institutional clients, including safeguarding Client’s Assets and acting in accordance with Client’s Instructions. Subject to the terms of this Agreement, Custodian shall not be responsible for any loss or damage suffered by Client as a result of the Custodian performing such duties unless the same results from an act of negligence, fraud, or willful misconduct on the part of the Custodian. Custodian shall not be responsible for the title, validity, or genuineness of any of the Digital Assets or Fiat Currency (or any evidence of title thereto) received or delivered by it pursuant to this Agreement. 5.3 Safekeeping of Digital Assets. Custodian shall use commercially reasonable efforts to keep in safe custody on behalf of Client all Digital Assets received by Custodian. All Digital Assets credited to the Custodial Account shall: (i) be held in the Custodial Account at all times, and the keys with respect to the Custodial Account shall be held by the Custodian; (ii) be labeled or otherwise appropriately identified as being held for Client; (iii) be held in the Custodial Account on a non-fungible basis, except with respect to Digital Assets specifically moved into shared accounts by Client; (iv) not be commingled with other Digital Assets held by Custodian, whether held for Custodian’s own account or the account of other clients other than Client, except with respect to Digital Assets specifically moved into shared accounts by Client; and (v) not without the prior written consent or instruction of Client be deposited or held with any third-party depositary, custodian, clearance system, or wallet, subject to the terms of this Agreement. 5.4 Business Continuity Plan. Custodian has established a business continuity plan that will support its ability to conduct business in the event of a significant business disruption (SBD). This plan is reviewed and updated annually, and may be updated more frequently, if deemed necessary by Custodian in its sole discretion. Should Custodian be impacted by an SBD, Custodian aims to minimize business interruption as quickly and efficiently as possible. To receive more information about Custodian’s business continuity plan, please send a written request to security@bitgo.com. 5.5 Support and Service Level Agreement. Custodian will use commercially reasonable efforts to: (a) provide reasonable technical support to Client, by email through support@bitgo.com during Custodian’s normal business hours (9:30 AM to 6 PM ET); (b) respond to support requests in a timely manner; (c)

resolve such issues by providing updates or workarounds to Client (to the extent reasonably possible and practical), consistent with the severity level of the issues identified in such requests and their impact on Client’s business operations; (d) abide by the terms of the Service Level Agreement currently made available at https://www.bitgo.com/resources/bitgo-service-level-agreement (as Service Level Agreement or the URL at which it is made available may be amended from time to time); and (e) make Custodial Accounts available via the internet twenty-four (24) hours a day, seven (7) days a week. 6 CONFIDENTIALITY, PRIVACY, DATA SECURITY. 6.1 Confidentiality. (a) As used in this Agreement, “Confidential Information” means any non-public, confidential or proprietary information of a party or its Affiliates (“Discloser”) including information relating to Discloser’s business operations or business relationships, personally identifiable information (or other similar terms as defined by Applicable Law), financial information, pricing information, business plans, customer lists, data, records, reports, trade secrets, software, formulas, inventions, techniques, and strategies. Confidential Information includes all documents and other tangible objects containing or representing Confidential Information and all copies or extracts thereof or notes derived therefrom that are in the possession or control of the party receiving Confidential Information (“Recipient”) and all of the foregoing shall be and remain the property of the Discloser. For clarity, the existence and the terms of this Agreement shall be deemed the Confidential Information of each party. (b) Recipient will not disclose the Discloser’s Confidential Information to any unrelated third party without the prior written consent of the Discloser, except as provided below or to Recipient’s officers, directors, agents, employees, consultants, contractors, auditors and professional advisors who need to know the Confidential Information and who are informed of, and who agree to be or are otherwise bound by obligations of confidentiality no less restrictive than, the obligations set forth herein and has policies and procedures reasonably designed to create information barriers with respect to such party’s Representatives, Affiliates, consultants, contractors, and professional advisors. Recipient will protect such Confidential Information from unauthorized access, use, and disclosure. Recipient shall not use Discloser’s Confidential Information for any purpose other than to perform its obligations or exercise its rights under this Agreement. For the purposes of this Section 6.1, no Affiliate of Custodian shall be considered a third party and Custodian may share Client’s Confidential Information with its Affiliates in connection with the Services; provided that Custodian causes each such Affiliate to undertake the obligations in this Section 6.1. (c) The obligations under Section 6.1(b) shall not apply to any (i) information that is or becomes generally publicly available through no fault of Recipient, (ii) information that Recipient obtains from a third party (other than in connection with this Agreement) that, to Recipient's best knowledge, is not bound by confidentiality obligations prohibiting such disclosure; or (iii) information that is independently developed or acquired by Recipient without the use of or reference to the Discloser’s Confidential Information. (d) Notwithstanding the foregoing, Recipient may disclose the Confidential Information of Discloser to the extent required under Applicable Law; provided, however, Recipient shall first notify Discloser (to the extent legally permissible) and shall afford Discloser a reasonable opportunity to seek a protective order or other confidential treatment. (e) Upon Discloser’s written request, Recipient shall return or destroy all Confidential Information; provided, however, Recipient may retain one copy of Confidential Information (i) if required by Applicable Law, or (ii) pursuant to a bona fide and consistently applied document retention policy; provided, further, that in either case, any Confidential Information so retained shall remain subject to the confidentiality obligations of this Agreement.

6.2 Privacy. Client acknowledges that Client has read the BitGo Privacy Notice, available at https://www.bitgo.com/privacy, which identifies how BitGo collects, uses, and discloses, on a limited basis, Client’s information. 6.3 Security. Custodian has implemented and will maintain a reasonable and appropriate information security program that includes policies and procedures that are reasonably designed to safeguard, consistent with industry standards applicable to qualified custodians, Custodian’s electronic systems and Client’s Confidential Information from, among other things, unauthorized disclosure, access, or misuse, including, by Custodian and its Affiliates. Custodian shall annually conduct SOC 1 and SOC 2 reports, and provide copies of such reports to Client annually. The SOC 1 and SOC 2 reports shall not be dated more than one year prior to such request. Custodian reserves the right to combine the SOC 1 and SOC 2 reports into a comprehensive report. In the event that Custodian does not deliver a SOC 1 Report or SOC 2 Report, as applicable, Client shall be entitled to terminate this Agreement. Custodian will provide a bridge letter for any portion of a given year outside the covered period of the SOC report(“SOC Bridge Letters”). 6.4 Inspection and Auditing. To the extent Custodian may legally do so, it shall permit auditors, including Client’s internal auditors, or third-party accountants, upon thirty (30) days’ advance written notice, to inspect, take extracts from and audit the records maintained pursuant to this agreement, and take such steps as necessary to verify that satisfactory internal control system and procedures are in place, as Client may reasonably request. Client shall reimburse Custodian (A) for all reasonable expenses incurred in connection with this Section 6.5 and (B) for reasonable time spent by Custodian’s employees or consultants in connection with this Section 6.5 at reasonable hourly rates to be agreed upon by Client and Custodian. Any such audit will be conducted during normal business hours and in a manner designed to cause minimal disruption to Custodian’s ordinary business activities. The scope of any such audit will be jointly agreed to by Client and Custodian in advance of any audit, provided that neither party shall be unreasonable with respect to the scope of such audit, and shall not include items other than those relevant to the Custodial Services that Custodian provides to Client. Nothing in this section shall be interpreted to require Custodian to disclose trade secrets, information related to other clients, provide access to secure facilities or services (such as “vault” locations), or otherwise impair the security or availability of services Custodian offers to other clients, provided that Custodian will use reasonable efforts to provide Client with such information or substantially equivalent information in a manner that does not violate the foregoing. 6.5 Custodian Audit Reports. At Client’s request Custodian shall, as soon as reasonably practicable after receipt of any audit report prepared by its internal or independent auditors pursuant to Custodian’s annual audit or otherwise, provide Client notification if such audit report reveals any material deficiencies or makes any material objections, furnish to Client a report stating the nature of such deficiencies or such objections, and describing the steps taken or to be taken to remedy the same, all as required by Applicable Law. Such audit report will be deemed Confidential Information of Custodian. 6.6 Security Incidents. Custodian shall notify the Client as promptly as possible but no later than seventy-two (72) hours after (a) any known, confirmed, breach of system(s) resulting in: (a) loss of funds or (2) unauthorized access or disclosure of Client’s Confidential Information (collectively, a “Security Incident”). The Custodian agrees to fully cooperate with the notified party’s investigation (including information necessary for notifications), and shall promptly contain, mitigate, and remediate the Security Incident to prevent a recurrence of any such event. The Custodian shall reimburse the Client for its reasonable costs arising from a Security Incident. 7 REPRESENTATIONS, WARRANTIES, AND COVENANTS. 7.1 By Client. Client represents, warrants, and covenants to Custodian that:

(a) Client complies in all material respects with all Applicable Law in each jurisdiction in which Client operates, including applicable securities and commodities laws and regulations, efforts to fight the funding of terrorism and money laundering, sanctions regimes, licensing requirements, and all related regulations and requirements. (b) To the extent Client receives Assets from third-parties, the receipt of said Assets is based on lawful activity. Client shall have conducted and satisfied all due diligence procedures required by Applicable Law with respect to such third parties prior to placing with Custodian any Assets associated with such third party. (c) Client will not use any Services for any illegal activity, including illegal gambling, money laundering, fraud, blackmail, extortion, ransoming data, the financing of terrorism, other violent activities, or any prohibited market practices, including any Prohibited Practices. (d) Client is currently and will remain at all times in good standing with all relevant government agencies, departments, and regulatory or supervisory bodies in all relevant jurisdictions in which Client does business, and Client will immediately notify Custodian if Client ceases to be in good standing with any applicable regulatory authority; (e) Client will promptly provide such information as Custodian may reasonably request from time to time regarding: (i) Client’s policies, procedures, and activities which relate to the Services in any manner, as determined by Custodian in its sole and absolute discretion; and (ii) any transaction which involves the use of the Services, to the extent reasonably necessary to comply with Applicable Law, or the guidance or direction of, or request from any regulatory authority or financial institution, provided that such information may be redacted to remove confidential commercial information not relevant to the requirements of this Agreement; (f) Client either owns or possesses lawful authorization to transact with all Assets involved in the Custody Transactions; (g) There is no claim pending, or to Client’s best knowledge, threatened, and no encumbrance or other lien, in each case, that may adversely affect any delivery of Assets made in accordance with this Agreement; (h) It owns the Assets in Client’s Custodial Account free and clear of all liens, claims, security interests, and encumbrances and it has all rights, title, and interest in and to the Assets in Client’s Custodial Account as necessary for Custodian to perform its obligations under this Agreement; (i) Client has the full capacity and authority to enter into and be bound by this Agreement and the person executing or otherwise accepting this Agreement for Client has full legal capacity and authorization to do so; (j) All information provided by Client to Custodian in the course of negotiating this Agreement and the onboarding of Client is complete, true, and accurate in all material respects, including with respect to the ownership of Client and Client’s primary address; no material information has been excluded; and no other Person has an ownership interest in Client’s Assets except for those disclosed in connection with such onboarding; (k) Client is not owned in part or in whole, nor controlled by any Person that is, nor is it conducting any activities on behalf of, any Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, or any other Governmental Authority with jurisdiction over Custodian or its Affiliates; (ii) identified on the Denied Persons, Entity, or Unverified Lists of the U.S. Department of Commerce’s Bureau of Industry and Security; or (iii) located, organized or resident in a country or territory that is, or whose government is, the subject of U.S. economic sanctions, including the Crimean, Donetsk, and Luhansk regions of Ukraine, Cuba, Iran, North Korea, or Syria.

(l) Client will promptly provide Custodian cooperation and assistance regarding any inquiry or investigation made or conducted by the U.S. Office of the Comptroller of the Currency; and (m) Client will promptly notify Custodian of any changes in jurisdiction or material ownership of Client. 7.2 By Custodian. Custodian represents, warrants, and covenants to Client that: (a) Custodian will safekeep the Digital Assets and segregate all Digital Assets from both the: (i) property of Custodian; and (ii) assets of other customers of Custodian, except for Digital Assets specifically moved into shared accounts by Client; (b) Custodian operates, to Custodian’s best knowledge, in material compliance with all Applicable Laws, rules, and regulations in each jurisdiction in which Custodian operates, including U.S. securities laws and regulations, as well as any applicable state and federal laws, including, but not limited to, U.S. efforts to fight the funding of terrorism and money laundering, and USA PATRIOT and Bank Secrecy Act requirements; (c) To its best knowledge, Custodian is currently in material good standing with all relevant government agencies, departments, regulatory or supervisory bodies in all relevant jurisdictions in which Custodian does business; (d) Custodian will maintain adequate capital and reserves to the extent required by Applicable Law; (e) Custodian is a custodian of the Digital Assets stored by Client in the Custodial Account, has no right, interest, or title in such Digital Assets (unless otherwise agreed in writing by Client), and will not reflect such Digital Assets as an asset on the balance sheet of the Custodian; (f) Custodian will not, directly or indirectly, lend, pledge, hypothecate, or re-hypothecate any Digital Assets unless otherwise agreed or instructed by Client; (g) Custodian is a national banking association and trust company duly organized and validly existing under the laws of the United States, and is chartered and supervised by the Office of the Comptroller of the Currency; and (h) Custodian has the full capacity and authority to enter into and be bound by this Agreement and the person executing or otherwise accepting this Agreement for Custodian has full legal capacity and authorization to do so. (i) Custodian will maintain records and bookkeeping of the Custodial Services as required by Applicable Law and in accordance with Custodian’s internal document retention policies; (j) Custodian possesses, and will maintain, all consents, permits, licenses, registrations, authorizations, approvals, and exemptions required by any governmental agency, regulatory authority, or other party necessary for it to operate its business and engage in the business relating to its provision of the Custodial Services; and (k) DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE SERVICES ARE PROVIDED ON AN “AS IS” AND “AS AVAILABLE” BASIS WITHOUT ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED, OR STATUTORY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, CUSTODIAN SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. CUSTODIAN DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES THAT ACCESS TO THE COMPANY SITE, ANY PART

OF THE SERVICES, OR ANY OF THE MATERIALS CONTAINED IN ANY OF THE FOREGOING WILL BE CONTINUOUS, UNINTERRUPTED, OR TIMELY; BE COMPATIBLE OR WORK WITH ANY SOFTWARE, SYSTEM, OR OTHER SERVICES; OR BE SECURE, COMPLETE, FREE OF HARMFUL CODE, OR ERROR-FREE. 7.3 Notification. Without limitation of either party’s rights or remedies, each party shall immediately notify the other party if, at any time after the Effective Date, any of the representations, warranties, or covenants made by it under this Agreement fail to be true and correct as if made at and as of such time. Such notice shall describe in reasonable detail the representation, warranty, or covenant affected, the circumstances giving rise to such failure and the steps the notifying party has taken or proposes to take to rectify such failure. 8 INDEMNIFICATION. 8.1 Indemnity. Client will defend, indemnify, and hold harmless Custodian, its Affiliates and Service Providers, and each of its or their respective Representatives, (each, a “Custodian Indemnitee”), from and against any Losses resulting from any third-party claim, demand, action or proceeding (a “Claim”) directly resulting from Client’s (i) use of Services; (ii) breach of this Agreement, or (iii) violation of any Applicable Law in connection with its use of Services. Subject to Section 9, Custodian shall indemnify, defend, and hold harmless Client and its Representatives from and against any Losses arising from Custodian’s material breach of this Agreement, failure to exercise reasonable care, fraud, or willful misconduct. 8.2 Indemnification Process. Custodian will (i) provide Client with prompt notice of any indemnifiable Claim under Section 8.1 (provided that the failure to provide prompt notice shall only relieve Client of its obligation to the extent it is materially prejudiced by such failure and can demonstrate such prejudice); (ii) permit Client to assume and control the defense of such action upon Client’s written notice to Custodian of Client’s election to do so, with counsel acceptable to Custodian in its discretion; and (iii) upon Client’s written request, and at no expense to Custodian, provide to Client all available information and assistance reasonably necessary for Client to defend such Claim. Custodian shall be permitted to participate in the defense and settlement of any Claim with counsel of Custodian’s choice at Custodian’s expense (unless such retention is necessary because of Client’s failure to assume the defense of such Claim, in which event Client shall be responsible for all such fees and costs). Client will not enter into any settlement or compromise of any such Claim, which settlement or compromise would result in any liability to any Custodian Indemnitee or constitute any admission of or stipulation to any guilt, fault, or wrongdoing, without Custodian’s prior written consent. (a) Client acknowledges and agrees that losses imposed on Custodian (whether in the form of fines, penalties, or otherwise) directly resulting from a final, non-appealable finding by a competent regulatory authority that Client materially violated any Applicable Law in connection with its use of the Services, may be passed on to Client and Client acknowledges and represents that Client will be responsible for payment to Custodian of all such Losses. 9 LIMITATIONS OF LIABILITY. 9.1 NO CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO THE EXCEPTIONS PROVIDED IN SECTION 9.3 AND SECTION 9.4 BELOW, IN NO EVENT SHALL CUSTODIAN, ITS AFFILIATES AND SERVICE PROVIDERS, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, BE LIABLE FOR ANY LOST PROFITS OR ANY SPECIAL, INCIDENTAL, INDIRECT, INTANGIBLE, OR CONSEQUENTIAL DAMAGES, WHETHER BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH AUTHORIZED OR UNAUTHORIZED USE OF THE COMPANY SITE OR THE SERVICES, OR THIS AGREEMENT,

EVEN IF CUSTODIAN HAS BEEN ADVISED OF OR KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. 9.2 LIMITATION ON DIRECT DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO THE EXCEPTIONS PROVIDED IN SECTION 9.3 AND SECTION 9.4 BELOW, IN NO EVENT SHALL THE AGGREGATE LIABILITY OF CUSTODIAN, ITS AFFILIATES AND SERVICE PROVIDERS, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, EXCEED THE FEES PAID OR PAYABLE TO CUSTODIAN UNDER THIS AGREEMENT DURING THE EIGHTEEN (18)-MONTH PERIOD IMMEDIATELY PRECEDING THE FIRST INCIDENT GIVING RISE TO SUCH LIABILITY; PROVIDED THAT, IF SUCH FIRST INCIDENT OCCURS PRIOR TO THE EIGHTEEN (18)-MONTH ANNIVERSARY OF THE EFFECTIVE DATE, THE FEES FOR PURPOSES OF THIS SECTION 9.2 SHALL BE DEEMED TO EQUAL EIGHTEEN (18) TIMES THE AVERAGE MONTHLY FEES PAID OR PAYABLE TO CUSTODIAN UNDER THIS AGREEMENT DURING THE PERIOD FROM THE EFFECTIVE DATE THROUGH THE DATE OF SUCH FIRST INCIDENT. 9.3 NOTWITHSTANDING THE STANDARD OF CARE SET FORTH IN SECTION 5.2, CUSTODIAN SHALL BE LIABLE TO CLIENT FOR THE LOSS OF ANY DIGITAL ASSETS ON DEPOSIT IN CLIENT’S CUSTODIAL ACCOUNT TO THE EXTENT THAT CUSTODIAN CAUSED SUCH LOSS THROUGH ITS NEGLIGENCE, FRAUD, OR WILLFUL MISCONDUCT, AND CUSTODIAN SHALL BE REQUIRED TO RETURN TO CLIENT A QUANTITY OF DIGITAL ASSETS EQUAL TO THE QUANTITY OF ANY SUCH LOST DIGITAL ASSETS. IN ADDITION TO THE LIABILITY SET FORTH ABOVE, FOR SO LONG AS A COLD STORAGE ADDRESS HOLDS IN EXCESS OF ONE HUNDRED MILLION US DOLLARS (US$100,000,000) (THE “COLD STORAGE THRESHOLD”) FOR A PERIOD OF FIVE (5) CONSECUTIVE BUSINESS DAYS OR MORE WITHOUT BEING REDUCED TO THE COLD STORAGE THRESHOLD OR LOWER, CUSTODIAN’S MAXIMUM LIABILITY FOR SUCH COLD STORAGE ADDRESS SHALL BE LIMITED TO THE COLD STORAGE THRESHOLD, EXCEPT TO THE EXTENT SUCH LOSS RESULTS FROM CUSTODIAN’S FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE. AS A BEST PRACTICE, CUSTODIAN RECOMMENDS LIMITING THE VALUE OF DIGITAL ASSETS DEPOSITED IN EACH COLD STORAGE ADDRESS TO LESS THAN EIGHTY MILLION US DOLLARS (US$80,000,000). IF ELECTED BY CLIENT, AT NO ADDITIONAL COST TO CLIENT, CUSTODIAN WILL PROVIDE CLIENT WITH ALL NECESSARY ASSISTANCE TO IMPLEMENT SUCH LIMITATIONS, INCLUDING NOTIFYING CLIENT IN WRITING IF THE VALUE OF DIGITAL ASSETS DEPOSITED IN A COLD STORAGE ADDRESS EXCEEDS THE COLD STORAGE THRESHOLD. LOSSES RESULTING FROM CUSTODIAN’S FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE SHALL BE GOVERNED BY SECTION 9.4. 9.4 EXCEPTIONS TO EXCLUSIONS AND LIMITATIONS OF LIABILITY. IN ADDITION TO THE LIABILITY SET FORTH IN SECTIONS 9.1 AND 9.2, EACH OF CUSTODIAN AND CLIENT SHALL BE LIABLE FOR THEIR FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE, WHICH SHALL NOT BE SUBJECT TO THE LIMITATIONS AND EXCLUSIONS OF LIABILITY SET FORTH IN SECTIONS 9.1 AND 9.2. 10 MISCELLANEOUS. 10.1 Notice. All notices under this Agreement shall be given in writing, in the English language, and shall be deemed given when personally delivered, when sent by email, or three (3) days after being sent by prepaid certified mail or internationally recognized overnight courier to the addresses set forth in the signature blocks below (or such other address as may be specified by party following written notice given in accordance with this Section 10.1). 10.2 Publicity. Client consents to Custodian’s identification of Client as a customer of the Services, including in marketing or investor materials, and Custodian consents to Client’s use of Custodian’s name or approved logos or promotional materials to identify Custodian as its custodial service provider as contemplated by this Agreement. Notwithstanding the foregoing, Either Party may revoke its consent to such publicity under this Section 10.2 at any time for any reason upon notice to the other Party, and such other Party will promptly cease any further use of the revoking Party’s name, logos, and trademarks and remove all references and postings identifying the revoking Party. 10.3 Entire Agreement. This Agreement, any schedules or attachments to this Agreement, the BitGo Privacy Notice, and all disclosures, notices, or policies available on the Company Site that are specifically referenced in this Agreement, comprise the entire understanding and agreement between Client and Custodian regarding the Services, and supersede any and all prior discussions, agreements, and understandings of any kind (including any prior versions of this Agreement) and every nature between and among Client and Custodian with respect to the subject matter hereof. 10.4 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereto,” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to sections, schedules, and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; and (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules and exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. Whenever the masculine is used in this Agreement, the same shall include the feminine and whenever the feminine is used herein, the same shall include the masculine, where appropriate. Whenever the singular is used in this Agreement, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. Section headings in this Agreement are for convenience only and shall not govern the meaning or interpretation of any provision of this Agreement. 10.5 No Waiver. No waiver under this Agreement is effective unless it is in writing, identified as a waiver to this Agreement, and signed by an authorized representative of the party waiving its right. Any waiver authorized on one occasion is effective only in that instance and only for the purpose stated, and does not operate as a waiver on any future occasion. None of the following constitutes a waiver or estoppel of any right, remedy, power, privilege, or condition arising from this Agreement: (i) any failure or delay in exercising any right, remedy, power, or privilege or in enforcing any condition under this Agreement; or (ii) any act, omission, or course of dealing between the parties. 10.6 Amendments. Except as set forth in Section 1.7, any modification or addition to this Agreement must be in a writing signed by a duly authorized representative of each of the parties. Client agrees that Custodian shall not be liable to Client or any third party for any modification or termination of the Services or suspension or termination of Client’s access to the Services, except to the extent otherwise expressly set forth herein. 10.7 Assignment. Client may not assign any rights or licenses granted under this Agreement without the prior written consent of Custodian. Custodian may not assign any of its rights without the prior written consent of Client; except that Custodian may assign this Agreement without the prior consent of Client to any Custodian Affiliates or pursuant to a transfer of all or substantially all of Custodian’s business and assets, whether by merger, sale of assets, sale of stock, or otherwise. Any attempted transfer or assignment in violation hereof shall be null and void. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their successors, and permitted assigns. 10.8 Severability. If any provision of this Agreement shall be determined to be invalid or unenforceable, such provision will be changed and interpreted to accomplish the objectives of the provision to the greatest extent possible under Applicable Law and the validity or enforceability of any other provision of this Agreement shall not be affected. 10.9 DISPUTE RESOLUTION. THE PARTIES AGREE THAT ALL CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE USE OF THE SERVICES (“DISPUTES”), WHETHER ARISING PRIOR TO, ON, OR SUBSEQUENT TO THE EFFECTIVE DATE, SHALL BE ARBITRATED AS FOLLOWS: The parties irrevocably agree to submit all Disputes between them to binding arbitration conducted under the Commercial Dispute Resolution Procedures of the American Arbitration Association (the “AAA”), including the Optional Procedures for Large Complex Commercial Disputes, if applicable. The place and location of the arbitration shall be in a location agreed upon by the parties, otherwise New York, NY. All arbitration proceedings shall be closed to the public and confidential, and all related records shall be permanently sealed, except as necessary to obtain court confirmation of the arbitration award. The arbitration shall be conducted before a single arbitrator selected jointly by the parties. The arbitrator shall be a retired judge with experience in custodial and trust matters under New York law. If the parties are unable to agree upon an arbitrator, then the AAA shall choose the arbitrator. The language to be used in the arbitral proceedings shall be English. The arbitrator shall be bound to the strict interpretation and observation of the terms of this Agreement and shall be specifically empowered to grant injunctions or specific performance and to allocate between the parties the costs of arbitration, as well as reasonable attorneys’ fees and costs, in such equitable manner as the arbitrator may determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute, or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either party shall have the right, without waiving any right or remedy available to such party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such party, pending the selection of the arbitrator hereunder or pending the arbitrator’s determination of any dispute, controversy, or claim hereunder. In any dispute arising under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs from the non- prevailing party. 10.10 Governing Law. The laws of the State of New York, without regard to principles of conflict of laws, will govern this Agreement and any claim or dispute that has arisen or may arise between Client and Custodian, except to the extent governed by federal law of the United States of America. 10.11 Survival. All provisions of this Agreement which by their nature extend beyond the expiration or termination of this Agreement, including, without limitation, sections pertaining to suspension or termination, Custodial Account cancellation, debts owed to Custodian, general use of the Company Site, disputes with Custodian, indemnification, and general provisions, shall survive the termination or expiration of this Agreement. 10.12 Force Majeure. Custodian shall not be liable for delays, suspension of operations, whether temporary or permanent, failure in performance, or interruption of service which result directly or indirectly from any cause or condition beyond the reasonable control of Custodian, including any delay or failure due to any act of God, natural disasters, epidemic, pandemic, act of civil or military authorities, act of terrorists, government restrictions, exchange or market rulings, civil disturbance, war, strike or other labor dispute, fire, interruption in telecommunications or Internet services or network provider services, failure of equipment or software, other catastrophe, or any other occurrence which are beyond the reasonable control of Custodian. 10.13 Relationship of the Parties. Nothing in this Agreement shall be deemed or is intended to be deemed, nor shall it cause, Client and Custodian to be treated as partners, joint ventures, or otherwise as joint associates for profit, or either Client or Custodian to be treated as the agent of the other. [Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, this Agreement is executed by the parties as of the Effective Date. BITGO BANK & TRUST, NATIONAL ASSOCIATION By: /s/ Jody Mettler Name: Jody Mettler Title: President Date: 05 August 2026 Address for Notice: 101 S. Reid St Suite 307 PMB# 9793 Sioux Falls, SD 57103 Attn: Legal Email: legal@bitgo.com VANECK DIGITAL ASSETS, LLC, ON BEHALF OF EACH ENTITY LISTED ON SCHEDULE B By: /s/ Matthew Babinsky Name: Matthew Babinsky Title: Vice President Date: 8/5/2026 Address for Notice: 666 Third Avenue, Floor 9 New York, NY 10017 Attention: Legal Department Email: legalnotices@vaneck.com; kdacruz@vaneck.com :

SCHEDULE A FEES AND ADDITIONAL TERMS This Fee Schedule forms part of the Custodial Services Agreement by and between Client and Custodian (the “Agreement”) and is effective as of the Effective Date. The parties hereto agree that the fees associated with applicable Services shall be as set forth below. All fees are exclusive of all applicable taxes imposed by the appropriate taxing authority. All capitalized terms not defined in this Fee Schedule shall have the meaning ascribed to them in the body of the Agreement. I. Minimum Custodial Account Balance. At all times during the Term of the Agreement, Client is required to maintain a balance equivalent to [REDACTED] in each of its Custodial Accounts. II. Fees. The fees1 associated with Services for Client are as follows: 1. Onboarding Fee. The Client implementation fee set forth below is a one-time flat fee assessed to cover onboarding and implementation costs (the “Onboarding Fee”). The Onboarding Fee will be [REDACTED]. 2. Monthly Minimum Fee. Aggregate monthly fees (Digital Asset Storage Fees + Transaction Fees + Settlement Fees) are subject to a minimum charge of [REDACTED] (“Monthly Minimum Fee”) per month. 3. Initial Payment. Following the Effective Date and upon Client’s receipt of Custodian’s invoice, Client shall make an up-front non-refundable payment to Custodian of an amount equal to the Onboarding Fee plus one Monthly Minimum Fee. The Initial Payment is non-refundable, and the Monthly Minimum Fee component thereof shall be applied only towards the first month of Service Fees owed by Client under the Agreement. 1 For the purpose of calculating fees, please consult: https://www.bitgo.com/resources/price-feeds for current information on how Custodian computes USD value of digital currencies.

4. Digital Asset Storage Fee. The “Digital Asset Storage Fee” is calculated at the end of each calendar month based on the aggregate USD market value of average holdings held by Client in (i) Custodial Accounts and (ii) wallets provided as Wallet Services. The Digital Asset Storage Fee is a tiered fee, as applicable, as defined in the table below. Tiers are cumulative. Digital Asset Storage Fees are billed monthly and calculated either: ☐ on a per asset type basis ✓on an aggregated basis [REDACTED] 5. Transaction Fees. The “Transaction Fees” are tiered, as applicable, as defined in the table below. Transaction Fees are cumulative and as defined in the table below, based on the aggregate USD market value of the transaction volume (i.e., all outgoing transactions from Custodial Accounts and Wallet Services) during that month. Transaction Fees are exclusive of any network fees charged by the underlying blockchain, and these network fees shall be collected from Client. [REDACTED] III. Expanded Definition of Services. Under this fee structure, Client may be provided access to additional services provided by Custodian or its Affiliates. As such, the definition of “Services” as used in the Agreement shall be modified to mean Custodial Services, Wallet Services and the additional services set forth below. Each additional service is subject to additional terms and conditions set forth in the applicable hyperlink. 1. WalletConnect. The Wallet Services may integrate with WalletConnect’s APIs and services. WalletConnect is a non-BitGo application that enables Client to connect with third-party applications and decentralized applications (collectively, “dApps”). While the Wallet Services may facilitate such connections, WalletConnect and any dApps accessed through it are not owned, operated, controlled, reviewed, or endorsed by BitGo, Inc. or its Affiliates. Transactions authorized through WalletConnect may be irreversible. Client should connect only to trusted third-party applications and wallets. BitGo, Inc. disclaims all liability for any losses or damages arising from Client’s use of WalletConnect or any dApps or wallets accessed through it. Use of WalletConnect is governed by the WalletConnect Foundation’s Terms of Use (located at https://walletconnect.network/terms). ✓ Not Applicable ☐ Applicable, Monthly fee: ________ 2. NFT Custody. NFT Custody is governed by https://www.bitgo.com/legal/nft-service-terms. ✓ Not Applicable ☐ Applicable, The Digital Asset Storage Fee covers up to [____________] NFTs in all products, in aggregate. Overage fee: _____

3. Staking Services. Staking (where available) are governed by https://www.bitgo.com/legal/staking- and-delegation-services-terms. [REDACTED] 4. API Endpoint. Client may order a dedicated API endpoint [REDACTED] IV. Payment Terms. Client shall pay such undisputed fees and expenses to Custodian within thirty (30) days after the date of Custodian’s invoice. Invoices may be provided by electronic delivery. Payments shall be made to Custodian in U.S. Dollars, Bitcoin, USDC, USDT, or USD1. If any invoice is disputed in good faith, Client shall pay all undisputed amounts and the disputed amount will be due and payable within seven (7) days after any such dispute has been resolved either by agreement of the parties or in accordance with dispute resolution procedures in the Agreement. Notwithstanding the foregoing, failure to pay undisputed fees and expenses by Client shall constitute a material breach of the Agreement. If a correct taxpayer number is not provided to Custodian, Client understands and agrees that Client may be subject to backup withholding tax at the appropriate rate on any interest and gross proceeds paid to the account for the benefit of Client. Backup withholding taxes are sent to the appropriate taxing authority and cannot be refunded by Custodian. SCHEDULE B VanEck BNB ETF